Exhibit 10.2

APPLICATION FOR THE REGISTRATION OF A FOOD BUSINESS ESTABLISHMENT

(Regulation (EC) No. 852/2004 on the hygiene of foodstuffs, Article 6(2))

This form should be completed by food business operators in respect of new food business establishments and received by the relevant Food Authority 28 days before commencing food operations. On the basis of the activities carried out, certain food business establishments are required to be approved rather than registered. If you are unsure whether any aspect of your food operations would require your establishment to be approved, please contact [insert name of Food Authority] for guidance.

1. Address of establishment_____________________________________________________
   (or address at which moveable establishment is kept)
_________________________________________________________ Post code_____________

2. Trading name of food business___________________Telephone no.________________

3. Full Name of food business operator(s)_______________________________________
   (or Limited company where relevant)

4. Head Office address of food business operator _______________________________ (where different from address of establishment)
_________________________________________________________ Post code ____________


Telephone no.______________________________E-mail_______________________________

5. Type of food activity (Please tick ALL the boxes that apply):

Staff restaurant/canteen/kitchen            [ ]    Hospital/residential home/school              [ ]
Retailer (including farm shop)              [ ]    Distribution/warehousing                      [ ]
Restaurant/cafe/snack bar                   [ ]    Food manufacturing/processing                 [ ]
Market/ Market stall                        [ ]    Importer                                      [ ]
Takeaway                                    [ ]    Catering                                      [ ]
Hotel/pub/guest house                       [ ]    Packer                                        [ ]
Private house used for a food business      [ ]    Moveable establishment e.g. ice cream van     [ ]
Wholesale/cash and carry                    [ ]    Primary producer - livestock                  [ ]
Food Broker                                 [ ]    Primary producer - arable                     [ ]

Other (please give details):

________________________________________________________________________________

6. If this is a new business, the date you intend to open_______________________


Signature of food business operator_________________________________________

Date: ______________________________________________________________________

Name: ______________________________________________________________________
(BLOCK CAPITALS)

                    AFTER THIS FORM HAS BEEN SUBMITTED, FOOD BUSINESS OPERATORS MUST NOTIFY ANY SIGNIFICANT CHANGE IN ACTIVITIES TO THE ACTIVITIES STATED ABOVE (INCLUDING CLOSURE) TO THE FOOD AUTHORITY AND SHOULD DO SO WITHIN 28 DAYS OF THE CHANGE(S) HAPPENING.